Investor Day | May 23, 2018 © Qorvo, Inc. 1

Doug DeLieto Vice President, Investor Relations © Qorvo, Inc. 2

Safe Harbor Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as “may,” “will,” “should,” “could,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “forecast,” “predict,” “potential,” “continue” and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management’s current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under U.S. federal securities laws. Qorvo's business is subject to numerous risks and uncertainties, including those relating to fluctuations in our operating results; our dependence on a few large customers for a substantial portion of our revenue; a loss of revenue if contracts with the U.S. government or defense and aerospace contractors are canceled or delayed; our ability to implement innovative technologies; our ability to bring new products to market and achieve design wins; the efficient and successful operation of our wafer fabrication and other facilities; our ability to adjust production capacity in a timely fashion in response to changes in demand for our products; variability in manufacturing yields; industry overcapacity; inaccurate product forecasts and corresponding inventory and manufacturing costs; our dependence on third parties; our dependence on international sales and operations; our ability to finance our operations and business strategy and to service our debt obligations; our ability to attract and retain skilled personnel and develop leaders; the possibility that future acquisitions may dilute our stockholders' ownership and cause us to incur debt and assume contingent liabilities; fluctuations in the price of our common stock; fluctuations in the repurchases of our common stock; our ability to protect our intellectual property; claims of intellectual property infringement and other lawsuits; security breaches and other disruptions compromising our information; our ability to protect personal data; decisions about the scope of our future operations; changes in our effective tax rate and in tax laws and regulations, including the impact of the recently enacted Tax Cuts and Jobs Act in the U.S.; and the impact of government and environmental, health and safety regulations. These and other risks and uncertainties, which are described in more detail in Qorvo's most recent Annual Report on Form 10-K and in other reports and statements filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements. For more information regarding non-GAAP financial measures, including reconciliations to the nearest GAAP measures, see the Supplemental Information on Non-GAAP Financial Measures included with this presentation and our earnings releases available on our website at www.qorvo.com. © Qorvo, Inc. 3

Agenda Bob Bruggeworth Overview 8:30 am James Klein Infrastructure & Defense 8:35 am Cees Links Internet of Things 9:00 am Break 9:25 am Eric Creviston Mobile Products 9:40 am Todd Gillenwater Mobile Technology 10:05 am Steve Grant Operations 10:20 am Mark Murphy Financials 10:40 am Q&A 10:50 am © Qorvo, Inc. 4

Bob Bruggeworth President and CEO © Qorvo, Inc. 5

Connectivity is Changing Lives © Qorvo, Inc. 6

Qorvo is Uniquely Positioned to Lead Clear Premier Operational Market Focus Technology Portfolio Excellence Scale CA BAW SOI GaAs Culture Capital of Lean Efficiency Clean GaN ET Adv Pkg Launch © Qorvo, Inc. 7

Clear Market Focus Targeting the highest growth, most complex opportunities IDP Mobile Products Source: Qorvo and Industry Estimates © Qorvo, Inc. 8

Premier Technology Portfolio Product and technology leadership where performance matters Envelope BAW & TC- Gallium Gallium Advanced SOI Tracking SAW Filters Arsenide Nitride Packaging (ET) CA Spectral Signal routing High efficiency High power Extended Functional Efficiency and tuning amplification solutions battery life density © Qorvo, Inc. 9

Operational Excellence R&D Clean Culture Effectiveness Launch of Lean World Class Operational Capital Customer Service Scale Efficiency © Qorvo, Inc. 10

Putting It All Together To Win Creating value through growth, expanding margins, increasing FCF Core enabling Target the highest Production ramp technologies growth segments excellence Multiple long-term Win the most complex growth drivers opportunities © Qorvo, Inc. 11

Another strong year for IDP IDP Sales Conference 2018 [ Photo of Bob Bruggeworth and James Klein shaking hands ] © Qorvo, Inc. 12

Infrastructure & Defense Products James Klein, President © Qorvo, Inc. 13

Leading in Markets that Connect & Protect™ © Qorvo, Inc. 14

Optimized for Growth & Value Creation Diversified 10-15% Markets CAGR Investing to Lead GaN IoT © Qorvo, Inc. 15

Robust Underlying Markets Foundation for growth $8.0 B Base Station $7.0 B $6.0 B IoT $5.0 B Optical $4.0 B Broadband $3.0 B $2.0 B Defense $1.0 B Other $0.0 B 2017 2018 2019 2020 2021 2022 Source: Qorvo and Industry Estimates © Qorvo, Inc. 16

IDP Strategy Driving sustainable growth Partner with the Diversify into Supplement growth best in industry new markets through acquisitions Advance technology Develop market leadership shaping products © Qorvo, Inc. 17

Partnering with Industry Leaders © Qorvo, Inc. 18

Key Technology Advantages World Value Industry’s leading class packaging, Integration Creation semiconductor assembly technologies & test GaAs, GaN, Overmold, Hardware, BAW, TC-SAW, Air Cavity, LCOR, Firmware & SOI, SiGe, High Speed Application CMOS Test Solutions Software 2017 © Qorvo, Inc. 19

Diversification Balanced growth & profitability >5,000 CUSTOMERS None Greater than 10% Stability & Predictability >6,000 6 MARKETS PRODUCTS Balanced & Growing Broadest in the Industry © Qorvo, Inc. 20

Product Development Engine 122 best-in-class products released last year Embedded Computing Design’s Qorvo and D-Link collaborate to deliver most innovative silicon product enhanced Wi-Fi coverage via mesh in 2017, for multiprotocol & networks “recognized in our market for ultra-low power capability their high efficiency and performance” First PA supporting C-V2X automotive reference design 2017 2018 First 39 GHz dual- channel GaN FEM Industry’s most powerful “addresses challenges High power BAW – GaN-on-SiC transistor of next-generation 4x increase in “a true game changer” millimeter wave systems” power handling © Qorvo, Inc. 21

Optimized for Growth & Value Creation Diversified Markets Investing to Lead GaN IoT © Qorvo, Inc. 22

GaN Adoption Accelerating Customers are demanding improved performance $2.0 B $1.5 B Base Station CAGR 55% Broadband $1.0 B CAGR 5% Defense CAGR 24% $0.5 B $0.0 B 2017 2018 2019 2020 2021 2022 Source: Qorvo and Industry Estimates © Qorvo, Inc. 23

Why GaN? GaN provides clear customer value Customers Need… GaN Solutions Provide… Lower Operating Cost Lower Power Consumption Lower Capital Cost Higher Power Density & Smaller Arrays Reliability 100x Longer Life Higher Data Throughput M-MIMO, Broad Bandwidth & Higher Frequency © Qorvo, Inc. 24

Qorvo is Leading in GaN Continued success as markets expand INNOVATION SOLUTIONS SCALE POSITION • GaN pioneer • Broadest portfolio: • >9 million products • Top 3 supplier in since 1998 20 MHz to 100 GHz shipped each segment • Continued investment • >60 GaN products • Manufacturing scale to • Trusted DoD foundry from US DoD released annually meet future demands © Qorvo, Inc. 25

Base Station Market Opportunity 5G is here today… 5G mmW $1.6 B FEM CAGR 119% $1.2 B 5G <6 GHz M-MIMO PA CAGR 135% $0.8 B 4G Macro GaN PA CAGR 33% $0.4 B 4G/5G Small Signal CAGR 16% $0.0 B 2017 2018 2019 2020 2021 2022 Source: Qorvo and Industry Estimates © Qorvo, Inc. 26

5G Infrastructure Customer Needs Customer needs align to Qorvo strengths Customers Need… Qorvo Solutions Provide… New Frequency Bands Largest 3-6 GHz Portfolio; 28 and 39 GHz FEMs Small Form Factors Technology-optimized Integrated Solutions Lower Capital Costs Integrated Multichannel Modules Lower Power Consumption GaN-based Arrays Consume 40% Less Energy than SiGe © Qorvo, Inc. 27

GaN Advantages for mmW 5G Infrastructure Simplifies base station architecture SiGe Only GaN-based MIMO Antenna MIMO Antenna 16.5 cm . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40% Less Power Consumed 12.5 cm 40% Power Reduction 94% Smaller Die Area 4.5 cm 16.5 cm 94% Die Reduction 80%80% Lower Die Cost Cost Reduction Radiated Power 65 dBm Avg. • 1024 elements • 192 elements • Die area: 4096 mm2 • Die area: 250 mm2 • 65 dBm radiated • 65 dBm radiated power (EIRP) power (EIRP) © Qorvo, Inc. 28

Industry First 5G GaN FEMs Commercial solutions for 28 GHz and 39 GHz 28 GHz 39 GHz QPF4001/4002 QPF4005/4006 Rx Noise Figure 3.5 dB Rx Noise Figure 4.2 dB Rx Small Signal Gain 18 dB Rx Small Signal Gain 18 dB Tx Small Signal Gain 25 dB Tx Small Signal Gain 23 dB Tx Saturated Power 30/33 dBm Tx Saturated Power 33 dBm Tx PAE 10% Tx PAE 7% © Qorvo, Inc. 29

Qorvo is Leading in 5G Broad portfolio of validated solutions INNOVATION SOLUTIONS SCALE POSITION • GaN, BAW, GaAs, • Broad RF portfolio • > 150 million base • Strong customer SOI, SiGe supporting all 5G station modules relationships frequency bands shipped per year • Packaged module • Leading share in base integration – industry’s • Integrated products • Active in dozens of station small signal 1st mmW 5G GaN FEMs simplify customer field trials such as experience 2018 Olympics • Winning in GaN >3 GHz today © Qorvo, Inc. 30

Optimized for Growth & Value Creation Diversified Markets Investing to Lead GaN IoT © Qorvo, Inc. 31

IoT Cees Links, GM Wireless Connectivity © Qorvo, Inc. 32

The Connected World of IoT Opportunities abound Rapidly Growing Market +100s more Multiple Standards Diverse Applications +100s more © Qorvo, Inc. 33

IoT RF Opportunity Strong growth across multiple market segments $4.0 B $3.5 B Short Range $3.0 B CAGR 41% $2.5 B $2.0 B Local Access CAGR 10% $1.5 B $1.0 B Wide Area CAGR 40% $0.5 B $0.0 B 2017 2018 2019 2020 2021 2022 Source: Qorvo and Industry Estimates © Qorvo, Inc. 34

Appetite for Data Driving the need for higher throughput .11ay Gaming VR 4K Video 10 Gb/s Industrial AR Automotive 11ad. .11ax .11ac Distributed Wi-Fi Drone Control .11n 100 Mb/s Networking .11g .11a .11b Internet Video 1 Mb/s Audio Remote Control IoT Sensors 2000 2015 2030 © Qorvo, Inc. 35

Fragmented Technology Landscape Early stages of IoT Short Range Local Area Wide Area Range < 10m/30ft < 100m/300ft Outdoor (Km/Miles) Content Distribution Focus on high data rates IEEE 802.11ax .11ah: HaLow 5G Sense & Control Low energy/long battery life Proprietary Solutions Sub-GHz Personal Appliances Indoor Networks Outdoor Networks Applications (wrist band, smart watch, (internet, email, phone, (phone, chat, internet, smart step counter, keyboard, security, energy management, city, industry 4.0, agriculture, mouse, pointer, etc.) home monitoring, etc.) auto, smart logistics, etc.) © Qorvo, Inc. 36

Open Standards Will Predominate Qorvo actively engaged in standard setting Short Range Local Area Wide Area Range < 10m/30ft < 100m/300ft Outdoor (Km/Miles) Content 5G Sense & Control © Qorvo, Inc. 37

Qorvo Connectivity Spanning the IoT Four ways to connect Bluetooth Wi-Fi Zigbee/Thread LTE/NB-IoT Personal connectivity Smart home/office Ubiquitous sensors with Long-range connectivity integrated solutions requiring compact, maintenance-free for auto telematics and high bandwidth RF battery operation high-value sensors Wi-Fi Front-End Ultra Low Power Large Scale System on Chip with BAW Filters System on Chip RF Integration Short Range Local Area Wide Area © Qorvo, Inc. 38

Automotive Connectivity Opportunity Smart cars getting smarter Telematics 3G, 4G, 5G CAGR 41% V2X C-V2X, DSRC CAGR 160% Infotainment Wi-Fi CAGR 35% SDARS Satellite Radio CAGR 8% 2017 2018 2019 2020 2021 2022 Source: Qorvo and Industry Estimates © Qorvo, Inc. 39

Legacy Connected Home Only a few connections © Qorvo, Inc. 40

Distributed Wi-Fi Emerges Connections increase, a lot! © Qorvo, Inc. 41

A Pod in Every Room™ The vision is complete, the smart home is a reality! © Qorvo, Inc. 42

Qorvo Products Span the IoT From front-ends to systems Standard Front-End Module Chip (SoC) Software System Short Range Pod in Every Pod in Every Room™ Room™ Firmware & Applications Local Area Wide Area © Qorvo, Inc. 43

Qorvo’s Key IoT Differentiators Bringing value to the market SUPERIOR HIGHLY ROBUST ENERGY CAPACITY INTEGRATED COEXISTENCE EFFICIENT • Widest bandwidth, • Concurrent radio • Separating LTE/Wi-Fi/ • Maintenance-free highest linearity front- Zigbee/BLE battery operation end modules • Active devices including filtering • Superior coexistence • Smallest form factor • Unique antenna performance with BAW diversity solution © Qorvo, Inc. 44

InfrastructurePutting it All Together & Defense to Win in IDP Products that Connect & Protect™ • Innovation • Product leadership • Speed • Scale • Solving our customers’ most difficult challenges © Qorvo, Inc. 45

Mobile Products Eric Creviston, President © Qorvo, Inc. 46

Enabling the Next Wave © Qorvo, Inc. 47

RF Value Increases With Each Generation RF TAM expected to exceed $20B in 2022 2G/3G/4G LTE Advanced/Pro 5G $20 B 5G will offer diversified market opportunities $15 B LTE Advanced/Pro, with CA, MIMO, drives $10 B current growth Legacy handset users $5 B are transitioning to LTE Advanced/Pro $0 B CY17 CY18 CY19 CY20 CY21 CY22 Source: Qorvo and Industry Estimates © Qorvo, Inc. 48

More Video, More Apps, More Hours, More Live …. 75% of all mobile data expected to be video in 2023 Mobile Data Traffic by Application Category per Month (Exabytes) 2017 2023 14 Exabytes 110 Exabytes per month per month Video Audio Web Browsing Social Networking Software Download Other Source: Ericsson Mobility Report Image : CNN © Qorvo, Inc. 49

… Makes RF Complexity Multi-Dimensional Market Requirements Form Factor Device Performance MIMO 4x4 MIMO Ultra High Bands Output Power Output CA 256 QAM High/Mid CA Demand for more and Less space available for New and more stringent better RF required RF functions power standards © Qorvo, Inc. 50

RF Complexity Accelerates With 5G Adding $1B per year of TAM beginning in 2020 5G NR Antennaplexers $ TAM More bands More bandwidth + FDD/TDD CA Uplink CA Antenna Tuners Antennaplexers ET PMIC DRx Modules Antenna Tuners 4x4 MIMO DRx Modules 256 QAM + HPUE/PC2 Multiplexers PADs UHB PADs 2017 RF TAM 2017 RF TAM 2017 RF TAM 2017 2019 2021 © Qorvo, Inc. 51

5G Will Be Implemented In 3 Distinct Phases

2018 — 2019 — 2020 — 2021 — 2022

5G New Radio (NR) Trials	5G NR Limited Production	5G NR Full Rollout
Non-Standalone (NSA) specs limited production	Standalone (SA) specs	All regions

Radio Specifications

NSA: LTE anchor, 5G NR Dual Connect 5G NR: Sub 6 GHz, mmW	New 5G NR Modules, 5G re-farming, NSA, selective SA rollout (China)	5G SA upgrades 5G NR re-farming expansion

Device Rollout

Flagship trials	Flagship models	Mid-tier expansion

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5G Transforms the RF Front End

4G must evolve to enable 5G



n79 DRx
LAA
LAA
n79
5GHz Wi-Fi
2GHz Wi-Fi
5GHz Wi-Fi
GNSS
2GHz Wi-Fi
GPS L5
LM/MHB_3
LB_2
Wi-Fi Transceiver
Rx Filter Bank
n77 DRx
n79
Transceiver
MHB_4
UHB_4
UHB_3
Rx Filter Bank
n79 DRx
n77 DRx
Diversity Switch Matrix
LB_2
LB
LB_1
LM/MHB_1
M/HB
N79_1
MHB_2
UHB_1
UHB n77
UHB n79
N79_2
UHB_2
5G Sub 6 GHz RF
4G RF impacted by 5G
4G RF

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Mobile Strategy Delivering on the industry’s need for more and better RF Invest in core enabling technologies Drive disciplined portfolio management Partner with industry leaders © Qorvo, Inc. 54

Investing in Core Enabling Technologies Delivering performance, solving complexity BAW & TC- Gallium Envelope Advanced SOI SAW Filters Arsenide Tracking Packaging CA Multi-band Signal routing High efficiency Extended Functional operation and tuning amplification battery life density © Qorvo, Inc. 55

Targeting highest growth, most complex placements Leveraging core enabling technologies to transform our business High UHB Differentiation PAD BAW, Mid/High Band GaAs, SOI PAD Antenna BAW, GaAs, SOI, Integration Solutions BAW, Advanced LB Packaging, SOI PAD TC-SAW, GaAs, SOI, Integration DRx, FEMiD BAW / TC-SAW, SOI, Integration Active Passive Discrete Investment priorities Discrete (Scaled to market size) Low Growth rate High Source: Qorvo and Industry Estimates © Qorvo, Inc. 56

Putting It All Together To Win in Mobile Investing to Lead Qorvo’s Key Strengths Combine to Drive Value Mid/High-band and UHB PADs Antenna Solutions Envelope Tracking Power Management Core Enabling Carrier & 3GPP Systems Customer Technologies Collaboration Architecture Support DRx Modules © Qorvo, Inc. 57

Mobile Technology Todd Gillenwater, Mobile Products CTO © Qorvo, Inc. 58

Investing in Core Enabling Technologies Delivering performance, solving complexity BAW & TC- Gallium Envelope Advanced SOI SAW Filters Arsenide Tracking Packaging CA Multi band Signal routing High efficiency Extended Functional operation and tuning amplification battery life density © Qorvo, Inc. 59

New Standards are Driving Higher Throughput Faster data rates require improved RF solutions Expansion into 600 MHz & Additional CA modes drive 5G standard utilizing 3.5 GHz, introduction of GPS L5 need for increased 4.5 GHz and re-farming impact antenna design multiplexing of bands lower frequency bands CA 256 600 QAM MHz MIMO 4x4 MIMO for MB, HB, UHB 256 QAM poses challenge of increase harmonic & keeping signals distinct with isolation challenges high signal to noise ratio © Qorvo, Inc. 60

Filtering: Managing Crowded Frequency Spectrum 5G increases requirements for high-performance BAW filters New 5G bands introduce Frequency bands coexistence challenges GPS L5 GNSS Wi-Fi n77 n79 5 GHz Wi-Fi/LAA LB LMB MB HB1 HB2 n78 BAW TC-SAW/SAW 300 400 500 600 700 800 900 1000 1100 1200 1300 1400 1500 1600 1700 1800 1900 2000 2100 2200 2300 2400 2500 2600 2700 2800 2900 3000 3100 3200 3300 3400 3500 3600 3700 3800 3900 4000 4100 4200 4300 4400 4500 4600 4700 4800 4900 5000 5100 5200 5300 5400 5500 5600 5700 5800 5900 Filters in production Filters sampling Frequency (MHz) © Qorvo, Inc. 61

BAW Filters Meet Stringent 5G Specifications

Qorvo BAW filters deliver better loss & rejection performance


n79 Pass Band
Better insertion loss
Lower loss
4400
5000
Frequency (MHz)
n79 Wide Band
Improved rejection
n79
n78
5GHz Wi-Fi
Steep transition meets spec
Better n79 rejection
4400
5000
Frequency (MHz)

— Qorvo BAW technology
— Alternative filter technology
Spec requirement

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Antennaplexing, Multiplexing & 5G Drive Filter Growth



n79 DRx
n79
LAA
LAA
5GHz Wi-Fi
2GHz Wi-Fi
5GHz Wi-Fi
GNSS
2GHz Wi-Fi
GPS L5
LM/MHB_3
LB_2
Wi-Fi Transceiver
Transceiver
Rx Filter Bank
n77 DRx
n79
MHB_4
UHB_4
Rx Filter Bank
UHB_3
n79 DRx
n77 DRx
Diversity Switch Matrix
LB_2
LB
M/HB
UHB n77
UHB n79
LB_1
LM/MHB_1
N79_1
MHB_2
UHB_1
N79_2
UHB_2
Antennaplexers
Multiplexers / Filters

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SOI: More Antenna Tuning To Maintain User Experience Reduced space with more antennas = Use cases cause frequency shift, smaller, more sensitive antennas impacting antenna efficiency 2017-18 2020-21 2 – 4 antennas 7 – 8 antennas © Qorvo, Inc. 64

SOI Technology Advancements for Antenna Tuning Qorvo’s Gen3 SOI delivers breakthrough results 120% >2x improvement in Figure of Merit (“FoM”) 100% 80% 60% 40% 20% 1 /3 the die size 0% 2015 Gen1 SOI 2017 Gen2 SOI 2019 Gen3 SOI Relative Tuner Size (%) FoM Improvement (%) © Qorvo, Inc. 65

5G mmW in Mobile Devices? Qorvo’s GaAs consumes less than half the power and half the area of SOI 16 Element Array 8 Element Array SOI GaAs 10000 700 9000 630 ) 2 W SOI 8000 560 m m m ( a n 7000 490 e o i r t 6000 420 A p y m a u 5000 350 r s r n A o 4000 280 a C n r GaAs 3000 210 n e e t w n o 2000 140 A P 1000 70 0 0 2 4 6 8 10 12 14 16 32 dBm EIRP 32 dBm EIRP Number of Antenna Elements © Qorvo, Inc. 66

Power Management: ET Increasingly Critical

Improves thermal performance and battery life

2017 | 2018 | 2019 | 2020

5G

2G/3G/4G/5G-NR DC, Dual ULCA
100 MHz RF (1CC 5G)

2G/3G/4G Dual ULCA
3x20 MHz RF (3CC)

2G/3G/4G ULCA
2x20 MHz RF (2CC)

2G/3G/4G
20 MHz RF (1CC)

Qorvo ET for 5G reduces battery current by 50% vs. APT

Qorvo ET for LTE reduces battery current by 25% vs. APT

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Packaging: Integrated Modules, High Value Content Consistent increase in RF content in single package 2010 2016 2018 >200 CA Combinations SOI LNA 100 CA Combinations Multiplexing SAW Filters BAW Filters SOI Switch SOI Switch SOI Switch PA PA PA © Qorvo, Inc. 68

Core Enabling Technologies to Solve RF Problems

Filters

BAW and SAW
Bandwidth and insertion loss improvements for 5G multiplexing

Tuners

Gen3 SOI
Significant improvement in FoM & linearity for tuners

Power management

Envelope Tracking
New high-efficiency ET tracker supporting wide 5G bandwidths

5G mobile mmW

GaAs pHEMT
High-efficiency 28 and 39 GHz GaAs pHEMT PAs for mobile mmWave

Leveraging core technologies to win

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Operations Steve Grant, Corp Vice President Fab Technology and Manufacturing © Qorvo, Inc. 70

Qorvo Operations Strategy • Core enabling technologies • Capital efficiency • Production ramp excellence © Qorvo, Inc. 71

Core Enabling Technology Portfolio Broad and deep offering Filters Power Amplifiers ET PMIC Tuners Switches Packaging BAW TC-SAW SAW GaN GaAs SiGe CMOS SOI SOI DS - BGA Differentiated technologies targeted at winning high-value segments © Qorvo, Inc. 72

Today’s RF Uses All These Technologies Phase 6 LB PAD Phase 6 M/HB PAD 4 SAW filters 12 BAW filters / multiplexers 2 GaAs PAs 3 GaAs PAs 1 CMOS controller 1 CMOS controller 1 SOI antenna switch 1 SOI antenna switch 2 SOI switches 3 SOI switches © Qorvo, Inc. 73

BAW Technology Roadmap Technology advancements – performance, 5G market, cost Micro-BAW Dicing 2017 2018 2019 2020 2021 6” to 8” Wafer Size 3 to 6 GHz Stacked Resonators Technology Available © Qorvo, Inc. 74

BAW Filtering: Higher Power and Higher Frequency

Qorvo's SMR delivers better thermal management at higher transmit power

Solidly Mounted Resonator (SMR)

- Vertical heat flux
- Thinner reflector layers
- Improved heat extraction

$\Delta T = 20^\circ C$*


Piezo
Acoustic
Reflector
Si
Heat→

Film Bulk Acoustic Resonator (FBAR)

- Lateral heat flux
- Thinner membranes
- Degraded heat extraction

$\Delta T = 70^\circ C$*


Membrane
Piezo
Air Cavity
Si
Heat→
Heat→

*At 1W transmit power (0.1W loss in resonator)
Source: Qorvo simulated data

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LAA/Wi-Fi Coexist Filter 5.2 GHz BAW measured data Measurements Specs Mfg. Margins Temp. Margin Hot Temp. Margin Cold Measurements Specs Mfg. Margins Temp. Margin Hot (Qorvo measured data) Temp. Margin Cold • Alternative filters (LC) cannot achieve similar skirt steepness and loss • Ceramic filters are too large for 5G handsets © Qorvo, Inc. 76

Power Amplifier Technology Roadmap Technology advancements – output power, efficiency, linearity and cost 50m GaN 4” to 6” 100 GHz Substrate GaN Wafer GaN 2017 2018 2019 2020 2021 HBT5 Gen2 HBT7 Cu GaAs mmWave Inductor pHEMT Next Gen Technology Available © Qorvo, Inc. 77

Assembly Technology Roadmap Technology advancements – size, performance and cost 28 die 13 die Increased Density (LGA) Embedded Die 2017 2018 2019 2020 2021 Double-Sided BGA Molded Double-Sided BGA Topside View Backside View Technology Available © Qorvo, Inc. 78

BAW Capital Efficiency Technology-driven continuous improvement 1.0X 0.75X 0.50X 0.25X 2018 2019 2020 6” to 8” Micro-BAW Dicing Wafer Size Technology Conversion Available © Qorvo, Inc. 79

Operational Excellence Production ramp execution • World-class line and die yields • Copy-exact tool matching • Rigorous change control • Extensive and advanced monitoring systems Insitu Development 100% Known Good Real-time Tool Die-Level Hand-off Singulated Die Monitoring Traceability Automated Visual Ongoing Reliability Parametric Testing Inspection Testing Wafer and Module © Qorvo, Inc. 80

Qorvo Leading in Quality The results are in… Defects per Million Qorvo Wins Huawei Best Quality Team Award (Customer Data) 250 Qorvo scores #1 in five 0 2015 2016 2017 customer quality rankings • Line DPM rates at all-time lows for key mobile customers Qorvo Clean Launch Program Sets Gold Standard for Industry • Mobile and IDP returns and events per million units shipped at all-time lows © Qorvo, Inc. 81

Qorvo Operations Summary A solid foundation of innovation • Industry-leading technology portfolio • Focus on highest value RF segments • Driving higher levels of integration • Leading the way to 5G, IoT and GaN Leading efficiency, quality • Capital efficiency • Production ramp excellence • Leading in product quality © Qorvo, Inc. 82

Mark Murphy Chief Financial Officer © Qorvo, Inc. 83

Profitable Growth Discipline, consistency and predictability Targeting Above-Market Growth Double digit • Broad-based IDP growth driven by GaN, IoT and 5G market growth • Mobile growth driven by content and complexity Create Expanding Margins On track to • Improving mix and higher utilization rates ~33% OM Shareholder • Manufacturing, R&D and SG&A productivity in FY20 Value Increasing Free Cash Flow Targeting • Revenue growth with operating leverage $800M in FCF in FY19 • Lower capital intensity Source: Industry reports and management estimates Non-GAAP: See the Supplemental Information on Non-GAAP Financial Measures included within this presentation. © Qorvo, Inc. 84

Multiple Long-Term Growth Drivers Optimizing product portfolio to leverage technology leadership SEGMENTS DRIVERS MARKETS GaN IDP IoT Diversified and Above-Market Growth Mobile Content Expansion Double digit Source: Industry reports and management estimates. market growth © Qorvo, Inc. 85

Expanding Margins Gross margin returns to 50% on improved mix and utilization 100% FY20 Targets 50%50% Factory Gross Margin Utilization 48% > 50% 80% 46% % Rev Mix BAW1 + IDP (BAW1 + IDP) 44% Revenue Mix 60% Gross Margin % Margin Gross FY20 > FY19 42% + Factory Network 40% 40% Q4 FY16 A Q4 FY17 A Q4 FY18 A Q4 FY19 F Utilization ~ 85% (1) BAW-based Mobile Products revenue Non-GAAP: See the Supplemental Information on Non-GAAP Financial Measures included within this presentation. © Qorvo, Inc. 86

Expanding Margins OpEx growth < sales growth FY 16 A FY 19 F 15% of <13.5% of $500M Sales Sales • R&D $ growth for technology leadership and new opportunities R&D $250M • Spend focused on differentiated R&D for Highly Differentiated products and most attractive markets Products $0M • SG&A growth < ½ revenue growth SG&A 7.5% of ~6.5% of Sales Sales • Efforts in “Lean” and a single ERP • Improved OpEx leverage OpEx 23% of Sales < 20% of Sales • Trend projected to continue Non-GAAP: See the Supplemental Information on Non-GAAP Financial Measures included within this presentation. © Qorvo, Inc. 87

Increasing Free Cash Flow Targeting $800 million FCF in FY19 $1.2B $0.8B Expanding Free Cash Flow $0.4B — Operating Cash Flow — Capital Expenditures $0.0B FY16 A FY17 A FY18 A FY19 F Non-GAAP: See the Supplemental Information on Non-GAAP Financial Measures included within this presentation. © Qorvo, Inc. 88

Capital Allocation New $1 Billion Share Repurchase Authorization FY18 FY 2018 Reinvest in the business $1.8B CashFY17 $926M in shares • Strong organic growth opportunities repurchased at Debt $993M an average of Debt / EBITDA 1.0x • $1.3B R&D spent FY16 to FY18 $55.54 Net Debt / EBITDA 0.1x Selectively acquire Debt Maturity Profile $550M 7.00% • Expand technology portfolio and 1 $550M Senior Notes IDP product offerings 1 $450M 6.75% Callable Senior Notes1 $450M • Ample balance sheet capacity Callable1 Return cash to shareholders $300M Undrawn • Returned high % of FCF via repurchases Revolver2 • Long-term Net Debt/EBITDA target ~ 1.0x CY18 CY19 CY20 CY21 CY22 CY23 CY24 CY25 (1) $450M and $550M values refer to the originally issued amounts. To date, $7M of the notes have been repurchased. (2) $300M term loan A capacity remaining; see FY18 10-K filing and 8-K filed December 6th 2017 for additional details. Non-GAAP: See the Supplemental Information on Non-GAAP Financial Measures included within this presentation. © Qorvo, Inc. 89

Target Operating Model Creating value through above-market growth and expanding margins Metric IDP Mobile Qorvo Revenue Growth (1) Greater than Market Gross Margin > 60% > 48% > 50% Non-GAAP Target Operating Model (2) < 30% < 18% < 20% Expenses (% Sales) Operating > 30% > 30% 30% - 35% Margin (1) Double digit aggregate market CAGR projected through 2022. (2) Non-GAAP: See the Supplemental Information on Non-GAAP Financial Measures included within this presentation. NOTES: • Non-GAAP tax rate forecasted 10% in FY19 with rate expected to increase to 11-13% by FY20 and level off to 13-14% by FY21. • June quarter guidance unchanged as provided 5/2/18. © Qorvo, Inc. 90

Q&A © Qorvo, Inc.

Thank You © Qorvo, Inc.

Important Supplemental Information © Qorvo, Inc.

Investor Day Presentation Supplemental information on Non-GAAP financial measures In addition to disclosing financial results calculated in accordance with United States (U.S.) generally accepted accounting principles (GAAP), this presentation contains the following non-GAAP financial measures: (i) non-GAAP gross margin, (ii) non-GAAP operating margin, (iii) non- GAAP operating expenses (research and development; selling, general and administrative), (iv) free cash flow, (v) EBITDA, , and (vi) net debt. Each of these non-GAAP financial measures is either adjusted from GAAP results to exclude certain expenses or derived from multiple GAAP measures as described below. In managing Qorvo's business on a consolidated basis, management develops an annual operating plan, which is approved by our Board of Directors, using non-GAAP financial measures. In developing and monitoring performance against this plan, management considers the actual or potential impacts on these non-GAAP financial measures from actions taken to reduce costs with the goal of increasing gross margin and operating margin. In addition, management relies upon these non-GAAP financial measures to assess whether research and development efforts are at an appropriate level, and when making decisions about product spending, administrative budgets, and other operating expenses. Also, we believe that non-GAAP financial measures provide useful supplemental information to investors and enable investors to analyze the results of operations in the same way as management. We have chosen to provide this supplemental information to enable investors to perform additional comparisons of our operating results, to assess our liquidity and capital position and to analyze financial performance excluding the effect of expenses unrelated to operations, certain non-cash expenses and stock-based compensation expense, which may obscure trends in Qorvo's underlying performance. We believe that these non-GAAP financial measures offer an additional view of Qorvo's operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures where necessary, provide a more complete understanding of Qorvo's results of operations and the factors and trends affecting Qorvo's business. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. © Qorvo, Inc. 94

Investor Day Presentation Supplemental information on Non-GAAP financial measures (continued) Our rationale for using these non-GAAP financial measures, as well as their impact on the presentation of Qorvo's operations, are outlined below: Non-GAAP gross margin. Non-GAAP gross margin excludes stock-based compensation expense, amortization of intangible assets, non-cash deferred royalty revenue, non-cash prepaid royalty amortization, and certain non-cash expenses. We believe that exclusion of these costs in presenting non-GAAP gross margin gives management and investors a more effective means of evaluating Qorvo's historical performance and projected costs and the potential for realizing cost efficiencies. We believe that the majority of Qorvo's purchased intangibles are not relevant to analyzing current operations because they generally represent costs incurred by the acquired company to build value prior to acquisition, and thus are effectively part of transaction costs rather than ongoing costs of operating Qorvo's business. In this regard, we note that (i) once the intangibles are fully amortized, the intangibles will not be replaced with cash costs and therefore, the exclusion of these costs provides management and investors with better visibility into the actual costs required to generate revenues over time, and (ii) although we set the amortization expense based on useful life of the various assets at the time of the transaction, we cannot influence the timing and amount of the future amortization expense recognition once the lives are established. Similarly, we believe that presentation of non-GAAP gross margin and other non-GAAP financial measures that exclude the impact of stock-based compensation expense assists management and investors in evaluating the period-over-period performance of Qorvo's ongoing operations because (i) the expenses are non-cash in nature, and (ii) although the size of the grants is within our control, the amount of expense varies depending on factors such as short-term fluctuations in stock price volatility and prevailing interest rates, which can be unrelated to the operational performance of Qorvo during the period in which the expense is incurred and generally are outside the control of management. Moreover, we believe that the exclusion of stock-based compensation expense in presenting non-GAAP gross margin and other non-GAAP financial measures is useful to investors to understand the impact of the expensing of stock-based compensation to Qorvo's gross margin and other financial measures in comparison to both prior periods as well as to its competitors. We also believe that the adjustments to margin related to non-cash deferred royalty revenue, non-cash prepaid royalty amortization, restructuring and disposal costs and certain non-cash expenses do not constitute part of Qorvo's ongoing operations and therefore the exclusion of these items provides management and investors with better visibility into the actual revenue and actual costs required to generate revenues over time and gives management and investors a more effective means of evaluating our historical and projected performance. We believe disclosure of non-GAAP gross margin has economic substance because the excluded expenses do not represent continuing cash expenditures and, as described above, we have little control over the timing and amount of the expenses in question. © Qorvo, Inc. 95

Investor Day Presentation Supplemental information on Non-GAAP financial measures (continued) Non-GAAP operating margin. Non-GAAP operating margin excludes stock-based compensation expense, amortization of intangible assets, restructuring charges, acquisition and integration related costs, loss (gain) on assets, start-up costs and certain non-cash expenses. We believe that presentation of a measure of operating margin that excludes amortization of intangible assets and stock-based compensation expense is useful to both management and investors for the same reasons as described above with respect to our use of non-GAAP gross margin. We believe that restructuring charges, acquisition and integration related costs, loss (gain) on assets, start-up costs and certain non-cash expenses do not constitute part of Qorvo's ongoing operations and therefore, the exclusion of these costs provides management and investors with better visibility into the actual costs required to generate revenues over time and gives management and investors a more effective means of evaluating our historical and projected performance. We believe disclosure of non-GAAP operating margin has economic substance because the excluded expenses are either unrelated to ongoing operations or do not represent current cash expenditures. Non-GAAP research and development and selling, general and administrative expenses. Non-GAAP research and development and selling, general and administrative expenses exclude stock-based compensation expense, amortization of intangible assets, acquisition and integration related costs and certain non-cash expenses. We believe that presentation of measures of these operating expenses that exclude amortization of intangible assets and stock-based compensation expense is useful to both management and investors for the same reasons as described above with respect to our use of non-GAAP gross margin. We believe that acquisition and integration related costs do not constitute part of Qorvo's ongoing operations and therefore, the exclusion of these costs provides management and investors with better visibility into the actual costs required to generate revenues over time and gives management and investors a more effective means of evaluating our historical and projected performance. We believe disclosure of these non-GAAP operating expenses has economic substance because the excluded expenses are either unrelated to ongoing operations or do not represent current cash expenditures. © Qorvo, Inc. 96

Investor Day Presentation Supplemental information on Non-GAAP financial measures (continued) Free cash flow. Qorvo defines free cash flow as net cash provided by operating activities during the period minus property and equipment expenditures made during the period. We use free cash flow as a supplemental financial measure in our evaluation of liquidity and financial strength. Management believes that this measure is useful as an indicator of our ability to service our debt, meet other payment obligations and make strategic investments. Free cash flow should be considered in addition to, rather than as a substitute for, net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, our definition of free cash flow is limited, in that it does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other contractual obligations. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our entire statement of cash flows. EBITDA. Qorvo defines EBITDA as earnings before interest expense and interest income, income tax expense (benefit), depreciation and intangible amortization. Management believes that this measure is useful to evaluate our ongoing operations and as a general indicator of our operating cash flow (in conjunction with a cash flow statement which also includes among other items, changes in working capital and the effect of non-cash charges). Net debt. Net debt is defined as unrestricted cash, cash equivalents and short-term investments minus any borrowings under our credit facility and the principal balance of our senior unsecured notes. Management believes that net debt provides useful information regarding the level of Qorvo's indebtedness by reflecting cash and investments that could be used to repay debt. Forward-looking non-GAAP measures. This presentation contains forward-looking non-GAAP measures including free cash flow, gross margin, operating expenses and operating margin. We provide these non-GAAP measures to investors on a prospective basis for the same reasons (set forth above) that we provide them to investors on a historical basis. We are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort due to variability and difficulty in making accurate projections for items that would be required to be included in the GAAP measures, such as stock-based compensation, integration related costs, restructuring charges and the provision for income taxes. We believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. © Qorvo, Inc. 97

Investor Day Presentation Supplemental information on Non-GAAP financial measures (continued) Limitations of non-GAAP financial measures. The primary material limitations associated with the use of non-GAAP financial measures as an analytical tool compared to the most directly comparable GAAP financial measures are these non-GAAP financial measures (i) may not be comparable to similarly titled measures used by other companies in our industry, and (ii) exclude financial information that some may consider important in evaluating our performance, thus limiting their usefulness as a comparative tool. We compensate for these limitations by providing full disclosure of the differences between these non-GAAP financial measures and the corresponding GAAP financial measures, including a reconciliation of the non-GAAP financial measures to the corresponding GAAP financial measures where necessary, to enable investors to perform their own analysis of our gross profit and gross margin, operating expenses, operating income, net income, net income per diluted share and net cash provided by operating activities. We further compensate for the limitations of our use of non-GAAP financial measures by presenting the corresponding GAAP measures more prominently. © Qorvo, Inc. 98